                                                                    Exhibit 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

                           --------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               ---------------------------------------------------
               (Exact name of Trustee as specified in its charter)


                                   41-1973763
                       ----------------------------------
                       I.R.S. Employer Identification No.


    300 EAST DELAWARE AVENUE, 8TH FLOOR
           WILMINGTON, DELAWARE                                     19809
  ----------------------------------------                        ----------
  (Address of principal executive offices)                        (Zip Code)


                                 James Vellanti
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2506
            ---------------------------------------------------------
            (Name, address and telephone number of agent for service)


                       CORPORATE ASSET BACKED CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                               22-3281571
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


   445 BROAD HOLLOW ROAD, SUITE 239
         MELVILLE, NEW YORK                                              11747
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


                             CERTIFICATES AND NOTES
                       (TITLE OF THE INDENTURE SECURITIES)

================================================================================

                                    FORM T-1
                                    --------

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

           a) Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

           b)   Whether it is authorized to exercise corporate trust powers. Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None

Items 3-15 Not applicable because, to the best of Trustee's knowledge, the
           Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under the indenture to be qualified.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

           1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

           2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

           3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

           4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

           5.   Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to
                Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

           7. Report of Condition of the Trustee as of September 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

           8.   Not applicable.

           9.   Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 15th day of January, 2004.

                                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                      By: /s/ David J. Kolibachuk
                                          ----------------------------
                                          Name:  David J. Kolibachuk
                                          Title: Vice President

Exhibit 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2003

                                    ($000'S)

                                                                  9/30/2003
                                                                  ---------

ASSETS
     Cash and Due From Depository Institutions                     $372,650
     Fixed Assets                                                       793
     Intangible Assets                                              118,688
     Other Assets                                                    29,900
         TOTAL ASSETS                                              $522,031


LIABILITIES
     Other Liabilities                                              $14,687
     TOTAL LIABILITIES                                              $14,687

EQUITY
     Common and Preferred Stock                                      $1,000
     Surplus                                                        505,932
     Undivided Profits                                                  412
         TOTAL EQUITY CAPITAL                                      $507,344

TOTAL LIABILITIES AND EQUITY CAPITAL                               $522,031


--------------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association

By: /s/ David J. Kolibachuk
    ------------------------
    Vice President

Date: January 15, 2004